Exhibit 99.1 Banking with discipline and financial strength KBW Virtual Community Bank Investor Conference July 28-30, 2020

Forward-Looking Statements This presentation may contain certain forward-looking statements that are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact Bancorp's earnings in future periods. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “intend,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Factors that could cause future results to vary materially from current management expectations include, but are not limited to, natural disasters (such as wildfires and earthquakes), pandemics such as COVID-19 and the economic impact caused directly by the disease and by government responses thereto, general economic conditions, economic uncertainty in the United States and abroad, changes in interest rates, deposit flows, real estate values, costs or effects of acquisitions, competition, changes in accounting principles, policies or guidelines, legislation or regulation (including the Tax Cuts & Jobs Act of 2017 and the Coronavirus Aid, Relief and Economic Security Act of 2020, as amended), interruptions of utility service in our markets for sustained periods, and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting Bancorp's operations, pricing, products and services. These and other important factors are detailed in various securities law filings made periodically by Bancorp, copies of which are available from Bancorp without charge. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. 2 Nasdaq: BMRC

Bank of Marin Bancorp Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 295 Assets $3.2 billion Market capitalization $453 million Total loans $2.11 billion Total deposits $2.78 billion Footprint 25 locations in San Francisco Bay Area* Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 * San Mateo Commercial Banking Office to open in August 2020. As of June 30, 2020 BAUER Recent awards: COMMUNTY BANKERS CUP AWARD 2014 - 2015 - 2016 FIVE STAR BANK 3 Nasdaq: BMRC

288 Years of Combined Management Experience Through Economic Cycles Russell A. Colombo Tani Girton Tim Myers President, Chief Executive Officer EVP, Chief Financial Officer EVP, Chief Operating Officer • 45 years in banking • 34 years in financial services • 24 years in finance • Comerica Bank, Imperial Bank, • Bank of the West, and banking Security Pacific, Union Bank Charles Schwab, • U.S. Bank, Comerica Bank, CalFed Bank Imperial Bank James T. Burke Bob Gotelli Beth Reizman EVP, Human Resources EVP, Chief Information Officer EVP, Chief Credit Officer • 45 years in financial services • 26 years experience • 37 years in banking • Visa, Irwin Financial Corp., • Ralphs Grocery • Bank of California, Charles Schwab, Hibernia Bank, Bank of America Crocker Bank Nancy Rinaldi Boatright Brandi Campbell SVP, Corporate Secretary SVP, Retail Banking • 47 years in banking • 30 years in banking • Business Bank of California, • Bank of America Westamerica Bank 4 Nasdaq: BMRC

Balanced Approach to Growth Creates Long-Term Value Total annual shareholder return averages 10.9% over 20 years1 50 45 40 35 $33.33 30 $25.92 25 5 year average 20 annual return: 7.5%1 15 10 year average annual return: 9.6%1 10 1As of June 30, 2020 $1.30 5 Prior period share and per share data have been adjusted to reflect $1.18 the two-for-one stock split effective 0 in 2018. 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Q2'20 Book Value per Common Share Closing Stock Price 5 Nasdaq: BMRC

Leading Community and Commercial Bank in Resilient San Francisco Bay Area Economy • 22 branches, 5 commercial banking offices and 2 loan production offices located across 7 Bay Area counties.* • Sound underwriting produces a high-quality loan portfolio with industry-leading credit metrics even in challenging economic periods. • Prudent lending paired with low- cost deposit base drives consistent (loan production office) earnings. * San Mateo (loan production office) * San Mateo Commercial Banking Office to open in August 2020. 6 Nasdaq: BMRC

Steady Loan Growth: Prudent, sustainable growth model $2.11 $1.84 PPP: $298.9 million $1.76 (12/31 in $ billions) $1.68 Excluding PPP $1.45 $1.49 $1.81 billion $1.36 2014 2015 2016 2017 2018 2019 Q2'20 Five-year compound annual loan growth rate: 9.52%1 (6.23% excluding SBA PPP loans) 1 Compounded annual growth rate from June 30, 2015 to June 30, 2020. 7 Nasdaq: BMRC

Large Low-Cost Deposit Base: A Key Competitive Advantage $2.78 $2.34 Increase in Q2 deposits (12/31 in $ billions) $2.15 $2.17 driven in part by $1.73 $1.77 $1.55 PPP loan proceeds Q2 2020 Cost of Deposits 0.09% 2014 2015 2016 2017 2018 2019 Q2'20 Time Deposits Interest 3% Bearing DDA Q2 2020 Non-Interest 5% Bearing DDA of 52%* Money Market (up from 46% at 06/30/15) 33% Savings 7% Non-Interest Bearing DDA 52% *As of June 30, 2020 8 Nasdaq: BMRC

Asset Quality: Disciplined Underwriting Standards Mitigate Risk and Produce Superior Asset Quality Through Economic Cycles 0.55% NPAs / Total Assets 0.13% 0.05% 0.03% 0.02% 0.03% 0.01% (increase is not pandemic-related) 2014 2015 2016 2017 2018 2019 Q2'20 NCO / Average Loans 0.04% 0.01% Net Charge-offs [ -0.01% -0.16% -0.00% 0.00% 0.00% Net Recoveries [ 2014 2015 2016 2017 2018 2019 Q2'20 2016 9 Nasdaq: BMRC

Ongoing COVID-19 Response • Funded over $300 million in PPP loans to over 1,800 small businesses, reaching nearly 28,000 employees in our markets • Contracted with a technology provider and a CPA firm to help our customers successfully navigate the PPP loan forgiveness process • Approved loan payment relief requests for over 260 loans with balances exceeding $386 million • Lowered interest rate floors on commercial Prime Rate loans • Waiving ATM and overdraft fees • Cancelling early withdrawal penalties for certificates of deposit when allowed by law • Suspended share repurchase program • Supporting local non-profit organizations through grants in place of events sponsorships 10 Nasdaq: BMRC

COVID-19 Response – Paycheck Protection Program (PPP) • Of the 1,800+ loans funded, approximately 80% did not have loans outstanding with Bank of Marin at the onset of the crisis. • 178 non-profit organizations received $57 million, helping protect payroll for over 6,000 of their employees. % of Total Tiers Tier Amount % of Total Number of Loans Number $150M and less $60,157,019 19% 1,330 73% >$150M - $350M $63,676,515 20% 282 15% >$350M - $1MM $89,049,374 28% 164 9% >$1MM - $2MM $43,262,638 14% 32 2% >$2MM - $10MM $60,170,955 19% 16 1% Total $316,316,500 100% 1,824 100% PPP information was collected to the best of our ability based on available and known information. 11 Nasdaq: BMRC

COVID-19 Response – Payment Relief Program Payment Relief Granted • Provided immediate relief to Bank of Marin clients 400 $338.6 experiencing hardship 350 • No additional information or underwriting required, 300 streamlined processing for existing clients 250 236 200 • Up to 120 days full deferral of principal and interest 150 payments or up to 120 days interest only payments 100 $28.8 • Rolled out on March 18 – First approval on March 20 50 17 $18.5 9 0 • We continue to have active discussions with our March & April- May-20 Jul-20 customers as relief periods begin to expire 20 Loan Balance ($ MM) Number of Loans % Secured by Weighted Average Loan Modification # Loans Loan Balance Real Estate LTV Full Deferral of P&I 166 $222,912,899 >92% <48% Interest only 96 $163,093,504 >95% <50% Total: 262 $386,006,403 >94% <49% Loan Modification information was collected to the best of our ability based on available and known information as of 7/10/2020. 12 Nasdaq: BMRC

COVID-19 Sensitive Industries Excluding PPP % Real Weighted % Total Industry Outstanding Balance Estate Average Portfolio Related LTV Retail Related CRE $184,773,951 9% 100% 39% Wine Related $76,686,179 4% 55% 38% Schools $67,360,693 3% 93% 35% Hotel/Motel $48,124,533 2% 94% 38% Health Clubs/Movie Theaters $17,937,959 1% 98% 35% Retail Businesses $13,185,704 1% <1% Medical $10,689,726 1% 82% 51% Dental $7,927,310 <1% 54% 43% Transportation/Energy Services $3,068,240 <1% <1% Industry/Property Subtotals $429,754,295 20%1 85%2 38% 1 Total loan portfolio balance is $2,110,200,667 2 $365,693,033 of COVID-19 sensitive industry loan balances are secured by real estate Does not include PPP loans which are guaranteed by the SBA. Information as of June 30, 2020 13 Nasdaq: BMRC

Q2 2020 Results Comparison Q2’20 vs 1st half ‘20 vs Q2’20 1st half ‘20 Q1’20 1st half ‘19 Earnings $7.4MM $178M $14.6MM $108M Diluted EPS $0.55 $0.02 $1.07 $0.06 Loan Originations (Non-PPP) $41.8MM $12MM $71.6MM $4.5MM PPP Originations $298.9MM $298.9MM $298.9MM $298.9MM Cost of Deposits 0.09% 12bps 0.15% 4bps Tax Equivalent NIM 3.53% 35bps 3.70% 33bps Efficiency Ratio 54.00% 279bps 55.42% 349bps Return on Average Assets 1.01% 8bps 1.05% 21bps Return on Average Equity 8.52% 2bps 8.53% 137bps Dividend $0.23 $0.00 $0.46 $0.08 Dividend Yield Annualized* 2.76% 31bps 2.76% 89bps * Dividend yield was calculated based on dividend paid within quarter (annualized) and closing stock price at quarter-end. As of June 30, 2020. 14 Nasdaq: BMRC

Net Interest Margin 4.50% 4.13% 4.10% 4.10% 3.91% 3.98% 2 4.00% 3.88% 3.84% 3.95% 3.80% 3.90% 3.83% 3.88% 3.80% 3.79% 3.50% 3.53% 3.00% 2.50% 2014 2015 2016 2017 2018 2019 Q1'20 Q2'20 1 Bank of Marin Bancorp Peer Group Median 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $6.5 billion. 2 2020 peer group median as of March 31, 2020 (latest available data). 15 Nasdaq: BMRC

Low Efficiency Ratio Demonstrates Disciplined Expense Control 70.0% 68.2% 68.0% 66.2% 66.0% 64.9% 64.7% 2 64.0% 63.3% 61.5% 61.4% 62.0% 61.1% 62.5% 59.5% 60.0% 58.0% 56.8% 57.9% 56.0% 57.3% 55.3% 54.0% 54.0% Bank of Napa 52.0% 50.0% 2014 2015 2016 2017 2018 2019 Q1'20 Q2'20 Bank of Marin Bancorp Peer Group Median 1 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $6.5 billion. 2 2020 peer group median as of March 31, 2020 (latest available data). 16 Nasdaq BMRC

Strong Capital Ratios Support Future Growth Opportunities 15.8% 14.6% 14.7% 10.7% 10.0% 8.0% 6.5% 5.0% Common Equity Tier-One Risk- Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Based Capital Well Capitalized Threshold Bank of Marin Bancorp (as of 6/30/20) 17 Nasdaq: BMRC

Peer Comparison Bank of Marin compares favorably to peers in key metrics BMRC Peer Median Percentile Q1 2020 Non-Interest Bearing/Total Deposits 49.00% 32.50% 100% Gross Loan Growth Rate (year over year) 4.02% 6.80% 29.40% NPAs/Assets 0.06% 0.27% 87.00% Efficiency Ratio 56.79% 63.30% 83.30% Return on Average Assets 1.09% 0.88% 75.00% Return on Average Equity 8.54% 7.89% 62.70% Tangible Common Equity/ Tangible Assets 11.70% 10.30% 94.80% Net Income/FTE Annualized $97.68 $55.60 77.20% Peers are major exchange-traded U.S. Western-region banks with $1 billion to $6.5 billion in assets. Source: Peer Median and Percentile based off S&P Global Market Intelligence as of Q1 2020. 18 Nasdaq: BMRC

Dependable Earnings and Dividend Growth $3.00 $40.0 $2.48 $35.0 $2.50 $2.33 $30.0 $2.00 $1.89 $25.0 $1.65 $1.52 $1.50 $20.0 $MM $1.27 $19.8 Dollars per shareper Dollars $15.0 $1.00 $0.80 $0.64 $10.0 $0.51 $0.56 $0.50 $0.40 $0.45 $5.0 $0.00 $0.0 2014 2015 2016 2017 2018 2019 1 1 Earnings per Share Dividends per Share Net Income 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 19 Nasdaq: BMRC

Executing Bank of Marin’s Two-Pronged Growth Strategy Organic Growth Strategic Investments • Capitalize on robust San Francisco • Ongoing expansion into new Bay Area economy markets, with newest office • Continue to expand commercial opening in San Mateo in August lending in high-growth regions 2020. • Further build our deposit base, • Proven record of accretive among the lowest-cost franchises acquisitions in 2011, 2013 and in the country 2017 • Continue to invest in hiring the • M&A strategy focused on best people throughout our expanding market presence in footprint high-growth regions • Focus on growing existing client • Strong capital base supports future relationships acquisitions and organic growth • Continued focus on creating operational efficiencies 20 Nasdaq: BMRC

Contact Us Russell A. Colombo President & Chief Executive Officer (415) 763-4521 russcolombo@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Tim Myers EVP, Chief Operating Officer (415) 763-4970 timmyers@bankofmarin.com Media Requests: Beth Drummey VP, Marketing and Corporate Communications 415-328-3063 bethdrummey@bankofmarin.com 21 Nasdaq: BMRC